UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2025

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 27, 2025, BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Seller”), issued a press release (the “Press Release”) announcing the execution of a Stock Purchase Agreement, dated as of June 27, 2025, by and among the Seller, BioCryst Ireland Limited, a private limited company incorporated under the laws of Ireland and a wholly owned subsidiary of the Seller (the “Company”), and Neopharmed Gentili S.p.A., a corporation organized under the laws of Italy (the “Purchaser”) (such agreement, the “Purchase Agreement”). The Purchase Agreement provides for the acquisition by the Purchaser of all of the Seller’s equity interests in the Company and its subsidiaries. A copy of the Press Release announcing the execution of the Purchase Agreement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of BioCryst Pharmaceuticals, Inc. issued June 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed sale of the Company to the Purchaser (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Seller’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Seller, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond the Seller’s, the Company’s and the Purchaser’s control. The Seller’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the Transaction, including future financial and operating results and the Seller’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts. Some of the factors that could affect the forward-looking statements contained herein include: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of the Purchaser to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) the risk that disruptions from the Transaction will harm the Seller’s business, including current plans and operations; (iv) the ability of the Seller to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting the Seller’s and Company’s businesses; (viii) general economic and market developments and conditions; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Seller’s financial performance; (x) certain restrictions during the pendency of the Transaction that may impact the Seller’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Seller’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction; (xv) competitive responses to the Transaction; and (xvi) the risks and uncertainties pertaining to the Seller’s and the Company’s businesses, including the commercial viability of ORLADEYO and its ability to achieve sustained market acceptance and demand. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Seller’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Seller does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: June 27, 2025	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer